Exhibit 10.96

December 18, 1998

Buzzard Power Corporation
c/o Scrubgrass Generating Company

RE:  OTC NOx Budget Allowance Stream Purchase

Attn: Martin Kreft

This letter shall confirm the agreement reached between PG&E Energy Trading -- Power, L.P. ("PGET") and Buzzard Power Corporation ("Buzzard") regarding the transaction set forth below (the "Transaction").

Seller:                Buzzard

Buyer:                 PGET

Introduction:          Seller currently leases an electric generating facility
                       (the "Facility") in the state of Pennsylvania from Scrubgrass Generating Company, L.P. ("SGC"). Buyer wishes to purchase Nitrogen Oxide Ozone Transport Region Budget
                       Allowances for the years 1999-2002 ("Allowances" or "NOx
                       Allowances") certified by the Environmental Protection
                       Agency and the Pennsylvania Department of Environmental
                       Protection (the "Regional Authorities") from Seller, and
                       Seller wishes to sell such Allowances.

Contract Quantity:     182 tons per year of Allowances for the years 1999
                       through 2002, totaling 728 tons of Allowances, the ("Contract Quantity").

Purchase Price:                                    Purchase Price
                                                    (per ton of
                              Allowance Year         Allowances)
                              --------------         -----------
                                   1999                 $3,500
                                   2000                 $2,168
                                   2001                 $2,168
                                   2002                 $2,168

Initial Delivery:      Within five (5) business days following the 1999
                       allocation of Allowances (the "Initial Allocation") to
                       Seller's National Allowance Tracking System ("NATS") account (expected early Q1 1999), Seller shall file all documents required to transfer the Initial Allocation of Allowances from Seller's NOx account to Buyer's NOx account with the Regional Authority, with copies of all documents sent to Buyer at the time of submission thereof. In particular, Seller shall execute a NOx Budget
                       Program Allowance Transfer Form (the "ATF") and deliver such form to the Regional Authority to transfer the Initial Allocation of Allowances. Seller shall notify
                       Buyer when transfer of the Initial Allocation of Allowances is posted on the NATS on the Internet. The effective date of the transfer of the Initial Allocation of Allowances (the "Initial Transfer") shall be the date the transfer is posted on the NATS indicating the Initial
                       Allocation of Allowances appear in Buyer's NOx account;
                       provided, however, if Buyer has not established a NATS account on or before the date that Seller files the ATF for the transfer of the Initial Allocation of Allowances with the Regional Authority, the Initial Transfer shall be deemed to have been effective on the date that is five business days after the submission of such ATF.

Initial Payment:       Within ten (10) business days following the Initial
                       Transfer Buyer shall pay to Seller an amount equal to the Price multiplied by the 1999 Contract Quantity (182 tons per year x 1 year x $3,500 per ton, totaling $637,000).

Final Delivery:        Seller and Buyer expect that the Allowances for years
                       2000 through 2002 will be allocated by the Regional
                       Authority to the NATS in late 1999 or early 2000 (the
                       "Final

                       Allocation"). On or before the later of (i) five (5) business days of Final Allocation, or (ii) December 29, 1999, Seller shall file all documents required to transfer the Final Allocation of Allowances from Seller's NOx account to Buyer's NOx account with the Regional Authority, with copies of all documents sent to Buyer at the time of submission thereof. The effective date of the transfer of the Final Allocation (the "Final Transfer") shall be the date this transfer is posted on the NATS indicating the Final Allocation of Allowances appear in Buyer's NOx account; provided, however, if Buyer has not established a NATS account on or before the date that Seller files the ATF for the transfer of the Final Allocation of Allowances with the Regional Authority, the Final Transfer shall be deemed to have been effective on the date that is five business days after the submission of such ATF.

Final Payment:         Within ten (10) business days following the Final
                       Transfer, Buyer shall pay to Seller an amount equal to the Price multiplied by the 2000, 2001 and 2002 Contract
                       Quantity (182 tons per year x 3 years x $2,168 per ton, totaling $1,183,728). If the Regional Authority allocates the Allowances for 2000, 2001 and 2002 at a later date(s), payment(s) for these allocations shall occur within ten (10) business days of transfer to the Buyer's
                       NATS account.

Service Charges:       Seller shall pay to Buyer a fee of $40 per ton.  This fee
                       shall be deducted from the Initial and Final Payments.

Payments:              Buyer shall pay to Seller all payments due hereunder by
                       wire transfer of immediately available funds (U.S.
                       Dollars) to the account identified below:

                                 Bankers Trust Company N.Y.
                                 Corporate Trust Agency Group
                                 ABA  021001033
                                 Credit Account: 01419647
                                 Ref: Venango (Scrubgrass) Operating - A/C

                       All overdue payments shall bear interest from, and including, the due date to, but excluding, the date of payment at a rate equal to two percent (2%) over the per annum rate of interest equal to the prime lending rate as may from time to time be published in the Wall Street Journal under "Money Rates"; provided, the interest rate shall never exceed the maximum rate permitted by applicable law.

Taxes: Each party shall be responsible for any taxes or other fees associated with its respective purchase and sale of the Allowances hereunder.

Liability Limitation:  FOR BREACH OF ANY PROVISION OF THIS AGREEMENT, THE
                       OBLIGOR'S LIABILITY, SHALL BE LIMITED TO DIRECT ACTUAL DAMAGES ONLY. SUCH DIRECT ACTUAL DAMAGES SHALL BE THE SOLE AND EXCLUSIVE REMEDY HEREUNDER, AND ALL OTHER REMEDIES OR DAMAGES ARE WAIVED. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR CONSEQUENTIAL, INCIDENTAL, PUNITIVE, EXEMPLARY, OR INDIRECT DAMAGES, IN TORT, CONTRACT OR OTHERWISE. THIS LIMITATION SURVIVES EXPIRATION OR TERMINATION OF THIS AGREEMENT.

Event of Default:      If an Event of Default (as defined below) occurs with
                       respect to either party (the "Affected Party"), the other party (the "Notifying Party") may: (i) upon two business days' written notice to the Affected Party, terminate this Agreement (provided, however, that upon the occurrence of any Event of Default listed in clause (d) of its definition, this Agreement shall automatically be deemed terminated, without notice, immediately prior to such event), (ii) withhold any payments due in respect of this Agreement to the extent of its damages (see "Buyer's
                       Liability" and "Seller's Liability" below), and/or (iii) exercise such other remedies as may be available at law or in equity.

                       "Event of Default" means, with respect to either party:

                       (a) The failure by the Affected Party to make, when due, any payment required under this Agreement if such failure is not remedied within five business days after written notice of such failure is received by the Affected Party; or

                       (b) The Affected Party fails to perform any covenant or agreement set forth in this Agreement (including its obligations to make any payment)in any material respect, and such failure is not cured within five (5) business days after written notice thereof is received by the Affected Party;

                       (c) The Affected Party:

                             (i) applies for or consents to the appointment of,
                       or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or a substantial part of its property;

                             (ii) makes a general assignment for the benefit of
                       its creditors;

                             (iii) files a petition or otherwise commences,
                       authorizes, or acquiesces in the commencement of a proceeding or cause under any bankruptcy or similar law for the protection of creditors, or has such petition filed against it and such proceeding remains undismissed for thirty (30) days;

                             (iv) otherwise becomes bankrupt or insolvent
                       (however evidenced); or

                             (v) admits in writing its inability to pay its
                       debts as they fall due.

Buyer's Liability:     In the event of a Buyer's Event of Default and Seller's
                       resulting election to terminate this Agreement, then
                       Buyer shall be obligated to pay Seller direct damages for any Allowances that have been transferred to Seller an amount equal to the price for such Allowances set forth in this Agreement, and direct damages for any Allowances that have not been transferred to Seller an amount equal to the difference between the price for such Allowances set forth in this Agreement and the amount that Seller is able to sell such Allowances for to a third party. If
                       Buyer has not paid such amount to Seller within two (2) business days after the Event of Default, Buyer shall file an ATF with the Regional Authority to transfer to Seller such Allowances as have been previously transferred by Seller to Buyer and not paid for by Buyer.

Seller's Liability:    In the event of a Seller's Event of Default and Buyer's
                       resulting election to terminate this Agreement, Seller shall pay Buyer direct damages equal to the cost to Buyer of purchasing Allowances (including transaction costs) equivalent to all remaining Allowances to be delivered under this Agreement, less the cost Buyer would have had to pay Seller for the same number of Allowances. For purposes of this section, Buyer shall identify the cost of purchasing from the market within 10 business days of Seller's failure to deliver.

Force Majeure:         Neither party shall be considered to be in default in the
                       performance of any obligations in this Agreement when a failure of performance is due to an event of Force
                       Majeure. The term "Force Majeure" means any event that is beyond the reasonable control of the party affected, including, without limitation: flood, earthquake, tornado, storm, fire, civil disobedience, labor disputes, labor or material shortage, sabotage, restraint by court order or public authority, and the action or failure to act of a governmental authority, including, without limitation, the failure of the Regional Authorities to certify the Allowances or transfer the Allowances. No party shall be relieved of its obligation to perform if such failure is due to causes arising out of its own negligence or due to removable or remediable causes which it failed to remove or remedy within a reasonable time period. Either party rendered unable to fulfill any of its obligations under this Agreement by reason of an event of Force Majeure shall give prompt written notice of such fact to the other party and shall exercise due diligence to remove such inability with all reasonable dispatch.

Assignment:            Neither party shall assign this Agreement or its rights
                       hereunder without the prior written consent of the other party. Upon any assignment made in compliance with this Section, this Agreement shall inure to and be binding upon the successors and assigns of the assigning party.
                       Notwithstanding the foregoing, Seller may transfer, pledge or assign this Agreement to SGC pursuant to the terms of the lease for the Facility and either party may, without the need for consent from the other party (and without relieving itself from liability hereunder), (a) transfer, pledge or assign this Agreement as security for any financing with financial institutions; (b) transfer or assign this Agreement to an affiliate of such party provided that such assignee has substantially equivalent financial capability to the assignor; or (c) transfer or assign this Agreement to any person or entity succeeding to all or substantially all of the assets of such assignor; provided, however, in the case of any assignment pursuant to subparagraphs (b) and (c), that any such assignee shall agree to be bound by the terms and conditions thereof.

Notices: All notices, certificates, or other communications hereunder shall be in writing. All written notices are deemed sufficiently given when mailed by United States registered or certified mail, postage prepaid, return receipt requested ("Mailed"), or hand-delivered, or sent by facsimile transmission with the original document Mailed to confirm or by recognized overnight courier service, addressed as follows:

                              To Buyer:
                              PG&E Energy Trading - Power, L.P.
                              Attn: Authorized Emissions Account Representative 7500 Old Georgetown Road, Bethesda, MD 20814 Telephone No.: 301-280-6600
                              Fax No.:301-280-6601

                              To Seller:
                              Buzzard Power Corporation
                              c/o Scrubgrass Generating Plant
                              P.O. Box 39, Kennerdell, PA  16374
                              Attn:  Project Director
                              Telephone No.: 814-385-6661
                              Fax No.: 814-385-6704

                              with a copy to:

                              Scrubgrass Generating Company, L.P.
                              7500 Old Georgetown Road, 13th Floor
                              Bethesda, MD, 20814
                              Attn: General Counsel

Governing Law:   THIS AGREEMENT IS GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH
                 THE LAWS OF THE STATE OF PENNSYLVANIA.

Please confirm that the terms stated herein accurately reflect the agreement reached between PGET and Buzzard by returning an executed copy of this Transaction Letter via facsimile to PGET at (301) 280-6601. Your response should reflect the appropriate party in your organization who has the authority to enter into the Transaction.

PG&E ENERGY TRADING -- POWER, L.P.

By:  PG&E Energy Trading - Power Holdings Corporation,
           its sole general partner

By:  /s/ Sarah M. Barpoulis
    -------------------------------------------------
    Sarah M. Barpoulis, Senior Vice President

ACCEPTED AND AGREED:

BUZZARD POWER CORPORATION

By:  /s/ William D. Linehan
    -------------------------------------------------
    William D. Linehan, Chief Financial Officer

ACKNOWLEDGED AND AGREED TO:

SCRUBGRASS GENERATING COMPANY, L.P

By:  /s/Gary Weidinger
    -------------------------------------------------
    Gary Weidinger, Senior Vice President

January 13, 1999

Buzzard Power Corporation
c/o Scrubgrass Generating Company


RE:  NOx Early Reduction Credit (OTC Budget Allowance) Purchase


Attn:  Martin Kreft


This letter shall confirm the agreement reached between PG&E Energy Trading - Power, L.P. ("PGET") and Buzzard Power Corporation ("Buzzard") regarding the transaction set forth below (the "Transaction).


Seller:             Buzzard

Buyer:              PGET


Trade Date:         January 4, 1999


Introduction:       Seller currently leases an electric generating facility (the
"Facility") in the state of Pennsylvania from Scrubgrass Generating Company, L.P. ("SGC"). Buyer wishes to purchase Nitrogen Oxide Ozone Transport Region Early Reduction Credits usable as NOx Budget Allowances for the year 1999 ("Al1owances" or NOx Allowances") certified by the Environmental Protection Agency and the Pennsylvania Department of Environmental Protection (the "Regional Authorities") from Seller, and Seller wishes to sell such Allowances.

Special Condition: If the Regional Authorities fail to certify the Allowances on or prior to October 1, 1999, or a mutually agreed upon extension date, this Transaction shall terminate.

Contract Quantity:  25 tons of Allowances ("Contract Quantity").


Purchase Price:     $3,955 per Allowance

Delivery:           Within five (5) business days following the 1999
allocation of Allowances (the "Allocation") to Seller's National Allowance Tracking System ("NATS") account, Seller shall file all documents required to transfer the Allowances from Seller's NOx account to Buyer's NOx account with the Regional Authority, with copies of all documents sent to Buyer at the time of submission thereof. In particular, Seller shall execute a NOx Budget Program Allowance Transfer Form (the "ATF") and deliver such form to the Regional Authority to transfer the Allowances. Seller shall notify Buyer when transfer of the Allowances is posted on the NATS on the Internet. The effective date of the transfer of Allowances (the "Transfer") shall be the date the transfer is posted on the NATS indicating the Allowances appear in Buyer's NOx account; provided, however, if Buyer has not established a NATS account on or before the date that Seller files the ATF for the transfer of Allowances with the Regional Authority, the Transfer shall be deemed to have been effective on the date that is five business days after the submission of such ATF.

Payment:            Within ten (10) business days following the transfer of
Allowances into Buyer's name, Buyer shall pay to Seller an amount equal to the Purchase Price multiplied by the Contract Quantity (25 tons x $3,955 per ton, totaling $98,875).

                    Buyer shall pay to Seller all payments due hereunder by wire transfer of immediately available funds (U.S. Dollars) to the account identified below:


                               Bankers Trust Company N.Y
                               Corporate Trust Agency Group
                               ABA 021001033

                               Credit Account: 01419647
                               Ref:  Venango (Scrubgrass) Operating -- A/C


                    All overdue payments shall bear interest from, and including, the due date to, but excluding, the date of payment at a rate equal to two percent (2%) over the per annum rate of interest equal to the prime lending rate as may from time to time be published in the Wall Street Journal under "Money Rates"; provided, the interest rate shall never exceed the maximum rate permitted by applicable law.

Taxes:              Each party shall be responsible for any taxes or other fees associated with its respective purchase and sale of the Allowances hereunder.

Liability Limitation: FOR BREACH OF ANY PROVISION OF THIS AGREEMENT, THE OBLIGOR'S LIABILITY, SHALL BE LIMITED TO DIRECT ACTUAL DAMAGES ONLY. SUCH
DIRECT ACTUAL DAMAGES SHALL BE THE SOLE AND EXCLUSIVE REMEDY HEREUNDER, AND ALL OTHER REMEDIES OR DAMAGES ARE WAIVED. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR CONSEQUENTIAL, INCIDENTAL, PUNITIVE, EXEMPLARY, OR INDIRECT DAMAGES, IN TORT CONTRACT OR OTHERWISE. THIS LIMITATION SURVIVES EXPIRATION OR TERMINATION
OF THIS AGREEMENT.

Warranties:         Seller hereby warrants that, subject to the terms hereof
upon transfer to Buyer, Seller shall convey the Allowances to Buyer free from all liens and defects of title. SELLER EXPRESSLY NEGATES ANY OTHER REPRESENTATION OR WARRANTY, WRITTEN OR ORAL, EXPRESS OR IMPLIED. INCLUDING WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY WITH RESPECT TO CONFORMITY TO MODELS OR SAMPLES, OR MERCHANTABILITY. This section survives expiration or termination of this Agreement.

Event of Default:   If an Event of Default (as defined below) occurs with
respect to either party (the "Affected Party"), the other party (the "Notifying Party") may: (i) upon two business days' written notice to the Affected Party, terminate this Agreement (provided, however, that upon the occurrence of any Event of Default listed in clause (d) of its definition, this Agreement shall automatically be deemed terminated, without notice, immediately prior to such event), (ii) withhold any payments due in respect of this Agreement to the extent of its damages (see "Buyer's Liability" and "Seller's Liability" below), and/or (iii) exercise such other remedies as may be available at law or in equity.

"Event of Default" means, with respect to either party (the "Affected Party"):

(a) The failure by the Affected Party to make, when due, any payment required under this Agreement if such failure is not remedied within five business days after written notice of such failure is given to the Affected Party; or

(b) Any representation or warranty made by the Affected Party in this Agreement proves to have been false or misleading in any material respect when made;

(c) The Affected Party fails to perform any covenant or agreement set forth in this Agreement (including its obligations to make any payment). and such failure is not cured within five (5) business days after written notice thereof to the Affected Party;

(d)   The Affected Party:

                    (i) makes an assignment or any general arrangements for the benefit of creditors;

                    (ii) files a petition or otherwise commences, authorizes, or acquiesces in the commencement of a proceeding or cause under any bankruptcy or similar law for the protection of creditors, or has such petition filed against it and such proceeding remains undismissed for thirty (30) days;

                    (iii) otherwise becomes bankrupt or insolvent (however
               evidenced); or

                    (iv) is unable to pay its debts as they fall due.

Buyer's Liability: In the event of a Buyer's Event of Default and Seller's resulting election to terminate this Agreement, then Buyer shall be obligated to pay Seller direct damages for any Allowances that have been transferred to Buyer an amount equal to the price for such Allowances set forth in this Agreement, and direct damages for any Allowances that have not been transferred to Buyer an amount equal to the difference between the price for such Allowances set forth in this Agreement and the amount that Seller is able to sell such Allowances for to a third party. If Buyer has not paid such amount to Seller within two (2) business days after the identification of the price, Buyer shall file an ATF with the Regional Authority to transfer to Seller such Allowances as have been previously transferred by Seller to Buyer and not paid for by Buyer. For purposes of this section, Seller shall identify the cost of selling to the market within 10 business days of Buyer's Event of Default.

Seller's Liability: In the event of a Seller's Event of Default and Buyer's resulting election to terminate this Agreement, Seller shall pay Buyer direct damages equal to the cost to Buyer of purchasing Allowances (including transaction costs) equivalent to all remaining Allowances to be delivered under this Agreement less the cost Buyer would have had to pay Seller for the same number of Allowances within two (2) business days of the Buyer's identification of the price. For purposes of this section, Buyer shall identify the cost of purchasing from the market within 10 business days of Seller's failure to deliver.

Force Majeure:      Neither party shall be considered to be in default in the
performance of any obligations in this Agreement when a failure of performance is due to an event of Force Majeure. The term "Force Majeure" means any event that is beyond the reasonable control of the party affected, including, without limitation: flood, earthquake, tornado, storm, fire, civil disobedience, labor disputes, labor or material shortage, sabotage, restraint by court order or public authority, and the action or failure to act of a governmental authority, including, without limitation, the failure of the Regional Authorities to certify the Allowances or transfer the Allowances. No party shall be relieved of its obligation to perform if such failure is due to causes arising out of its own negligence or due to removable or remediable causes which it failed to remove or remedy within a reasonable time period. Either party rendered unable to fulfill any of its obligations under this Agreement by reason of an event of Force Majeure shall give prompt written notice of such fact to the other party and shall exercise due diligence to remove such inability with all reasonable dispatch.

Assignment:         Neither party shall assign this Agreement or its rights
hereunder without the prior written consent of the other party. Upon any assignment made in compliance with this Section, this Agreement shall inure to and be binding upon the successors and assigns of the assigning party. Not withstanding the foregoing, Seller may transfer, pledge or assign this Agreement to SGC pursuant to the terms of the lease for the Facility and either party may, without the need for consent from the other party (and without relieving itself from liability hereunder), (a) transfer, pledge or assign this Agreement as security for any financing with financial institutions; (b) transfer or assign this Agreement to an affiliate of such party provided that such assignee has substantially equivalent financial capability to the assignor; or (c) transfer or assign this Agreement to any person or entity succeeding to all or substantially all of the assets of such assignor; provided, however, in the case of any assignment pursuant to subparagraphs (b) and (c), that any such assignee shall agree to be bound by the terms and conditions thereof.

Notices:            All notices, certificates, or other communications hereunder shall be in writing. All written notices are deemed sufficiently given when mailed by United States registered or certified mail, postage prepaid, return receipt requested ("Mailed"), or hand-delivered, or sent by facsimile transmission with the original document Mailed to confirm or by recognized overnight courier service, addressed as follows:


                          To Buyer:
                          PG&E Energy Trading - Power, L.P.
                          Attn: Authorized Emissions Account Representative 7500 Old Georgetown Road, Bethesda, MD 20814 Telephone No.: 301-280-6600
                          Fax No: 301-280-6601

                          To Seller:
                          Buzzard Power Corporation
                          c/o Scrubgrass Generating Plant
                          P.O. Box 39, Kennerdell, PA 16374
                          Attn:  Project Director
                          Telephone No.: 814-385-6661
                          Fax No: 814-385-6704

                          with a copy to:

                          Scrubgrass Generating Company, L.P.
                          7500 Old Georgetown Road, 13th Floor
                          Bethesda, MD, 20814
                          Attn:  General Counsel

Governing Law: THIS AGREEMENT IS GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF PENNSYLVANIA.

Confidentiality: Neither party shall publish, disclose, or otherwise divulge Confidential Information to any person, at any time during or after the term of this Agreement. without the other party's prior express written consent: provided that the terms of this transaction may be disclosed to governmental agencies with jurisdiction over this matter without prior consent. Each party may permit knowledge of and access to the Confidential Information only to those of its affiliates, attorneys. accountants, representatives, agents, lenders, lessors, board members, officers and employees who have a need to know, For purposes of this Agreement. "Confidential Information" shall mean non-public, confidential or proprietary information that is designated by the disclosing party as confidential. The term "Confidential Information" does not include any information which (i) at the time of disclosure or thereafter is generally available to the public (other than as a result of a disclosure by any Party in violation of this Agreement), (ii) was available to any Party on a non-confidential basis from a source other than the Party hereto providing the Confidential Information, provided that such source is not and was not known by the recipient Party to be bound by a confidentiality agreement that was applicable to the Confidential Information or (iii) has been independently acquired or developed by any Party without violating any of its obligations under this Agreement. In the event that any Party receiving the Confidential Information becomes legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to disclose any of the Confidential Information, the legally compelled Party shall give the other Party providing the Confidential Information prompt prior written notice of such requirement so that the providing Party may seek a protective order or other appropriate remedy and/or waive compliance with the terms of this Agreement. In the event that such protective order or other remedy is not obtained, or that the providing Party waives compliance with the terms hereof, the Party legally compelled to disclose the Confidential Information agrees to provide only that limited portion of the Confidential Information that it is advised by written opinion of counsel is legally required and to exercise reasonable efforts to obtain assurance that confidential treatment will be accorded such Confidential Information. The Parties agree that in the event of a breach of this Confidentiality provision the Party providing the Confidential Information shall be entitled to equitable relief, including injunction and specific performance, in addition to all other remedies available at law or equity.

Please confirm that the terms stated herein accurately reflect the agreement reached between PGET and Buzzard by returning an executed copy of this Transaction Letter via facsimile to PGET at (301) 280-6601. Your response should reflect the appropriate party in your organization who has the authority to enter into the Transaction.

PG&E ENERGY TRADING - POWER, L.P.

By:  PG&E Energy Trading  Power Holdings Corporation, its sole general partner



By:  /s/ Sarah M. Barpoulis,
     -------------------------------------------------
     Sarah M. Barpoulis, Senior Vice President

ACCEPTED AND AGREED:

BUZZARD POWER CORPORATION


By:  /s/ William D. Linehan,
     ----------------------------------------------
     William D. Linehan, Chief Financial Officer


ACKNOWLEDGED AND AGREED TO:

SCRUBGRASS GENERATING COMPANY, L.P


By:  /s/ Gary Weidinger
     ----------------------------------------------
     Gary Weidinger, Senior Vice President

January 13, 1999

Buzzard Power Corporation
c/o Scrubgrass Generating Company

RE:  NOx Early Reduction Credit (OTC Budget Allowance) Purchase

Attn:  Martin Kreft

This letter shall confirm the agreement reached between PG&E Energy Trading - Power, L.P. ("PGET") and Buzzard Power Corporation ("Buzzard") regarding the transaction set forth below (the "Transaction).

Seller:              Buzzard

Buyer:               PGET

Trade Date:          January 8, 1999

Introduction:        Seller currently leases an electric generating facility
(the "Facility") in the state of Pennsylvania from Scrubgrass Generating Company, L.P. ("SGC"). Buyer wishes to purchase Nitrogen Oxide Ozone Transport Region Early Reduction Credits usable as NOx Budget Allowances for the year 1999 ("Al1owances" or NOx Allowances") certified by the Environmental Protection Agency and the Pennsylvania Department of Environmental Protection (the "Regional Authorities") from Seller, and Seller wishes to sell such Allowances.

Special Condition:   If the Regional Authorities fail to certify the Allowances on or prior to October 1, 1999, or a mutually agreed upon extension date, this Transaction shall terminate.

Contract Quantity:   86 tons of Allowances ("Contract Quantity").

Purchase Price:      $4,075 per Allowance

Delivery:            Within five (5) business days following the 1999 allocation of Allowances (the "Allocation") to Seller's National Allowance Tracking System ("NATS") account, Seller shall file all documents required to transfer the Allowances from Seller's NOx account to Buyer's NOx account with the Regional Authority, with copies of all documents sent to Buyer at the time of submission thereof. In particular, Seller shall execute a NOx Budget Program Allowance Transfer Form (the "ATF") and deliver such form to the Regional Authority to transfer the Allowances. Seller shall notify Buyer when transfer of the Allowances is posted on the NATS on the Internet. The effective date of the transfer of Allowances (the "Transfer") shall be the date the transfer is posted on the NATS indicating the Allowances appear in Buyer's NOx account; provided, however, if Buyer has not established a NATS account on or before the date that Seller files the ATF for the transfer of Allowances with the Regional Authority, the Transfer shall be deemed to have been effective on the date that is five business days after the submission of such ATF.

Payment:             Within ten (10) business days following the transfer of
Allowances into Buyer's name, Buyer shall pay to Seller an amount equal to the Purchase Price multiplied by the Contract Quantity (86 tons x $4.075 per ton, totaling $350,450).

                     Buyer shall pay to Seller all payments due hereunder by wire transfer of immediately available funds (U.S. Dollars) to the account identified below:


                               Bankers Trust Company N.Y
                               Corporate Trust Agency Group
                               ABA 021001033

                               Credit Account: 01419647
                               Ref:  Venango (Scrubgrass) Operating -- A/C


                       All overdue payments shall bear interest from, and including, the due date to, but excluding, the date of payment at a rate equal to two percent (2%) over the per annum rate of interest equal to the prime lending rate as may from time to time be published in the Wall Street Journal under "Money Rates"; provided, the interest rate shall never exceed the maximum rate permitted by applicable law.

Taxes:       Each party shall be responsible for any taxes or other fees associated with its respective purchase and sale of the Allowances hereunder.

Liability Limitation: FOR BREACH OF ANY PROVISION OF THIS AGREEMENT, THE OBLIGOR'S LIABILITY, SHALL BE LIMITED TO DIRECT ACTUAL DAMAGES ONLY. SUCH
DIRECT ACTUAL DAMAGES SHALL BE THE SOLE AND EXCLUSIVE REMEDY HEREUNDER, AND ALL OTHER REMEDIES OR DAMAGES ARE WAIVED. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR CONSEQUENTIAL, INCIDENTAL, PUNITIVE, EXEMPLARY, OR INDIRECT DAMAGES, IN TORT CONTRACT OR OTHERWISE. THIS LIMITATION SURVIVES EXPIRATION OR TERMINATION
OF THIS AGREEMENT.

Warranties: Seller hereby warrants that, subject to the terms hereof upon transfer to Buyer, Seller shall convey the Allowances to Buyer free from all liens and defects of title. SELLER EXPRESSLY NEGATES ANY OTHER REPRESENTATION OR WARRANTY, WRITTEN OR ORAL, EXPRESS OR IMPLIED. INCLUDING WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY WITH RESPECT TO CONFORMITY TO MODELS OR SAMPLES, OR MERCHANTABILITY. This section survives expiration or termination of this Agreement.

Event of Default:      If an Event of Default (as defined below) occurs with
respect to either party (the "Affected Party"), the other party (the "Notifying Party") may: (i) upon two business days' written notice to the Affected Party, terminate this Agreement (provided, however, that upon the occurrence of any Event of Default listed in clause (d) of its definition, this Agreement shall automatically be deemed terminated, without notice, immediately prior to such event), (ii) withhold any payments due in respect of this Agreement to the extent of its damages (see "Buyer's Liability" and "Seller's Liability" below), and/or (iii) exercise such other remedies as may be available at law or in equity.

"Event of Default" means, with respect to either party (the "Affected Party"):

(a) The failure by the Affected Party to make, when due, any payment required under this Agreement if such failure is not remedied within five business days after written notice of such failure is given to the Affected Party; or

(b) Any representation or warranty made by the Affected Party in this Agreement proves to have been false or misleading in any material respect when made;

(c) The Affected Party fails to perform any covenant or agreement set forth in this Agreement (including its obligations to make any payment) and such failure is not cured within five (5) business days after written notice thereof to the Affected Party;

(d)   The Affected Party:

                       (i) makes an assignment or any general arrangements for the benefit of creditors;

                       (ii) files a petition or otherwise commences, authorizes, or acquiesces in the commencement of a proceeding or cause under any bankruptcy or similar law for the protection of creditors, or has such petition filed against it and such proceeding remains undismissed for thirty (30) days;

                       (iii) otherwise becomes bankrupt or insolvent (however evidenced); or

                       (iv) is unable to pay its debts as they fall due.

Buyer's Liability:     In the event of a Buyer's Event of Default and Seller's
resulting election to terminate this Agreement, then Buyer shall be obligated to pay Seller direct damages for any Allowances that have been transferred to Buyer an amount equal to the price for such Allowances set forth in this Agreement, and direct damages for any Allowances that have not been transferred to Buyer an amount equal to the difference between the price for such Allowances set forth in this Agreement and the amount that Seller is able to sell such Allowances for to a third party. If Buyer has not paid such amount to Seller within two (2) business days after the identification of the price, Buyer shall file an ATF with the Regional Authority to transfer to Seller such Allowances as have been previously transferred by Seller to Buyer and not paid for by Buyer. For purposes of this section, Seller shall identify the cost of selling to the market within 10 business days of Buyer's Event of Default.

Seller's Liability:    In the event of a Seller's Event of Default and Buyer's
resulting election to terminate this Agreement, Seller shall pay Buyer direct damages equal to the cost to Buyer of purchasing Allowances (including transaction costs) equivalent to all remaining Allowances to be delivered under this Agreement less the cost Buyer would have had to pay Seller for the same number of Allowances within two (2) business days of the Buyer's identification of the price. For purposes of this section, Buyer shall identify the cost of purchasing from the market within 10 business days of Seller's failure to deliver.

Force Majeure:         Neither party shall be considered to be in default in the
performance of any obligations in this Agreement when a failure of performance is due to an event of Force Majeure. The term "Force Majeure" means any event that is beyond the reasonable control of the party affected, including, without limitation: flood, earthquake, tornado, storm, fire, civil disobedience, labor disputes, labor or material shortage, sabotage, restraint by court order or public authority, and the action or failure to act of a governmental authority, including, without limitation, the failure of the Regional Authorities to certify the Allowances or transfer the Allowances. No party shall be relieved of its obligation to perform if such failure is due to causes arising out of its own negligence or due to removable or remediable causes which it failed to remove or remedy within a reasonable time period. Either party rendered unable to fulfill any of its obligations under this Agreement by reason of an event of Force Majeure shall give prompt written notice of such fact to the other party and shall exercise due diligence to remove such inability with all reasonable dispatch.

Assignment:            Neither party shall assign this Agreement or its rights
hereunder without the prior written consent of the other party. Upon any assignment made in compliance with this Section, this Agreement shall inure to and be binding upon the successors and assigns of the assigning party. Not withstanding the foregoing, Seller may transfer, pledge or assign this Agreement to SGC pursuant to the terms of the lease for the Facility and either party may, without the need for consent from the other party (and without relieving itself from liability hereunder), (a) transfer, pledge or assign this Agreement as security for any financing with financial institutions; (b) transfer or assign this Agreement to an affiliate of such party provided that such assignee has substantially equivalent financial capability to the assignor; or (c) transfer or assign this Agreement to any person or entity succeeding to all or substantially all of the assets of such assignor; provided, however, in the case of any assignment pursuant to subparagraphs (b) and (c), that any such assignee shall agree to be bound by the terms and conditions thereof.

Notices:               All notices, certificates, or other communications
hereunder shall be in writing. All written notices are deemed sufficiently given when mailed by United States registered or certified mail, postage prepaid, return receipt requested ("Mailed"), or hand-delivered, or sent by facsimile transmission with the original document Mailed to confirm or by recognized overnight courier service, addressed as follows:

                          To Buyer:
                          PG&E Energy Trading - Power, L.P.
                          Attn: Authorized Emissions Account Representative 7500 Old Georgetown Road, Bethesda, MD 20814 Telephone No.: 301-280-6600
                          Fax No: 301-280-6601

                          To Seller:
                          Buzzard Power Corporation
                          c/o Scrubgrass Generating Plant
                          P.O. Box 39, Kennerdell, PA 16374
                          Attn:  Project Director
                          Telephone No.: 814-385-6661
                          Fax No: 814-385-6704

                          with a copy to:

                          Scrubgrass Generating Company, L.P.
                          7500 Old Georgetown Road, 13th Floor
                          Bethesda, MD, 20814
                          Attn:  General Counsel

Governing Law: THIS AGREEMENT IS GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF PENNSYLVANIA.

Confidentiality: Neither party shall publish, disclose, or otherwise divulge Confidential Information to any person, at any time during or after the term of this Agreement. without the other party's prior express written consent: provided that the terms of this transaction may be disclosed to governmental agencies with jurisdiction over this matter without prior consent. Each party may permit knowledge of and access to the Confidential Information only to those of its affiliates, attorneys. accountants, representatives, agents, lenders, lessors, board members, officers and employees who have a need to know, For purposes of this Agreement. "Confidential Information" shall mean non-public, confidential or proprietary information that is designated by the disclosing party as confidential. The term "Confidential Information" does not include any information which (i) at the time of disclosure or thereafter is generally available to the public (other than as a result of a disclosure by any Party in violation of this Agreement), (ii) was available to any Party on a non-confidential basis from a source other than the Party hereto providing the Confidential Information, provided that such source is not and was not known by the recipient Party to be bound by a confidentiality agreement that was applicable to the Confidential Information or (iii) has been independently acquired or developed by any Party without violating any of its obligations under this Agreement. In the event that any Party receiving the Confidential Information becomes legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to disclose any of the Confidential Information, the legally compelled Party shall give the other Party providing the Confidential Information prompt prior written notice of such requirement so that the providing Party may seek a protective order or other appropriate remedy and/or waive compliance with the terms of this Agreement. In the event that such protective order or other remedy is not obtained, or that the providing Party waives compliance with the terms hereof, the Party legally compelled to disclose the Confidential Information agrees to provide only that limited portion of the Confidential Information that it is advised by written opinion of counsel is legally required and to exercise reasonable efforts to obtain assurance that confidential treatment will be accorded such Confidential Information. The Parties agree that in the event of a breach of this Confidentiality provision the Party providing the Confidential Information shall be entitled to equitable relief, including injunction and specific performance, in addition to all other remedies available at law or equity.

Please confirm that the terms stated herein accurately reflect the agreement reached between PGET and Buzzard by returning an executed copy of this Transaction Letter via facsimile to PGET at (301) 280-6601. Your response should reflect the appropriate party in your organization who has the authority to enter into the Transaction.

PG&E ENERGY TRADING - POWER, L.P.

By:  PG&E Energy Trading  - Power Holdings Corporation, its sole general partner


By:  /s/ Sarah M. Barpoulis,
     -----------------------------------------------
     Sarah M. Barpoulis, Senior Vice President

ACCEPTED AND AGREED:
BUZZARD POWER CORPORATION


By:  /s/ William D. Linehan,
     ------------------------------------------------
     William D. Linehan, Chief Financial Officer


ACKNOWLEDGED AND AGREED TO:

SCRUBGRASS GENERATING COMPANY, L.P


By:  /s/ Gary Weidinger
     ------------------------------------------------
     Gary Weidinger, Senior Vice President